HERE CONFIDENTIAL
EX. 10.16.60+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

TENTH AMENDMENT TO TERRITORY LICENSE NO. 11 ([*****] Map [*****]

This Tenth Amendment (“Tenth Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Tenth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to 1) restate the numbering of provisions added to the Territory License by way of amendments and 2) provide pricing for [*****]Map [*****];
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Tenth Amendment as follows:

1.	In Exhibit A – Pricing:

A.	In Table 1a, fourth column, replace “[*****]” with “[*****]”.

B.	In Table 1b, fourth column, replace “[*****]” with “[*****]”.

C.	In Table 2, eighth column, replace “[*****]” with “[*****]”.

D.	Renumber the entire section “II. [*****] Discount” to “III. [*****] Discount”.

E.	Renumber the entire section “III. [*****] Pricing” to “IV. [*****] Pricing”.

F.	Renumber the entire section “III. [*****] Feature” (from the Eighth Amendment to TL 11) to “V. [*****] Feature”.

G.	The following section “VI. [*****] Territory” shall be added after Section V. [*****] Feature:

“If, at the end of the applicable [*****] Subscription, the Client desires to purchase an [*****]Update to the Initial Copy for [*****] additional [*****] period (“[*****]Map [*****]”), then the following fees as provided in the table below shall apply:

License Fees for [*****] Applications
([*****] Territory)

(with[*****])	(with[*****])
[*****]	[*****]
“

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 10 to TL 11 [Telenav, Inc.][ [*****]]    Page 1 of 2

HERE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Tenth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Adil Musabji        By:    /s/ Adeel Manzoor
Name:    Adil Musabji        Name:    Adeel Manzoor
Title:    Senior Patent Attorney        Title:    CFO
Date:    10/24/2019        Date:    10/23/2019

HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director Legal Counsel
Date: 10/23/2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 4 to TL 11 [Telenav, Inc.][ [*****]]    Page 2 of 2